Exhibit 99.1

 2 0 2 4  WABTEC  INVESTOR PRESENTATION

 FORW ARD LOOKI NG S TATEM ENTS &  NON- GAAP FI NANCI AL I NFORM ATI ON   This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion; Wabtec’s projected expenses and cost savings associated with its Integration 2.0 initiative; Wabtec’s 5-year outlook (established in March 2022); Wabtec’s expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec’s business; synergies and other expected benefits from Wabtec’s acquisitions; Wabtec’s expectations for production and demand conditions; and any assumptions underlying any of the foregoing, are forward looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward- looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange, and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics, or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including from the imposition of economic sanctions on Russia resulting from the invasion of Ukraine;  (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.  This presentation mentions certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted operating margin, adjusted gross margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results.

 W A B TE C  3  TABLE OF CONTENTS  4  Company profile & key growth drivers  9  Why Wabtec?  19  Global rail fundamentals are attractive  22  Leading the decarbonization of rail  27  Diverse portfolio with unique strategies to drive growth  40  Disciplined value creation  54  Wabtec’s business segments in more detail  60  Appendix

 1  COMPANY PROFILE  & KEY GROWTH DRIVERS

WABTEC

WABTEC OPERATES ITS BUSINESS IN TWO SEGMENTS

GLOBAL LEADER IN FREIGHT AND TRANSIT RAIL TECHNOLOGIES

50+ COUNTRIES

~29K EMPLOYEES

FREIGHT: 72%

TRANSIT: 28%

34%
Services

18%
Equipment

12%
Components

8%
Digital Intelligence


PORTFOLIO
$9.7B
2023 REVENUES

28%
Transit

5

WABTEC

ATTRACTIVE REVENUE PROFILE

ATTRACTIVE END MARKETS


13%
28%
59%
Freight
Transit
All Other (Industrial and Mining)

ROBUST AFTERMARKET PORTFOLIO


37%
63%
OE
Aftermarket

BROAD SCALE IN GLOBAL MARKETS


15%
25%
60%
Americas (47% in U.S.)
EMEA
APAC

STRONG MIX OF RECURRING REVENUES


46%
54%
Non-Recurring
Recurring

* 2023 FY results

STRONG GLOBAL INDUSTRIAL PORTFOLIO WITH TRACK RECORD OF INNOVATION AND SIGNIFICANT RECURRING REVENUE

6

WABTEC

PRIMARY GROWTH DRIVERS(1)

1 Rail cycle recovery

2 International expansion

3 Increase customer productivity, capacity and safety
- Locomotive fleet renewal
- Innovative digital technology
- Lead decarbonization of rail

4 Integration 2.0

5 Strategic M&A

5-YEAR GROWTH EXPECTATIONS

Equipment

Digital Intelligence

Services

Transit

Components

(1) Long-term guidance as of March 9, 2022

7

WABTEC

RESILIENT PORTFOLIO THROUGH THE CYCLE

FAVORABLE END-MARKETS


28%
Transit
72%
Freight
*based on
2023 sales

FREIGHT

+ Accelerating investment in the fleet
+ Strong international order pipeline
+ Growing installed base

TRANSIT

+ Increased global investment in infrastructure
+ Mega trends favor increasing ridership

ROBUST BACKLOG & RECURRING REVENUE


+11% CAGR
$5.5B
$6.3B
$6.8B
$7.5B
4Q20
4Q21
4Q22
4Q23

- Strong 12-month backlog provides resiliency and visibility despite macro uncertainty
- Significant recurring revenue base drives 62% of profits


46%*
recurring
revenue
*based on
2023 sales

DEMONSTRATED EXECUTION


OP MARGIN
9.9%
11.2%
12.1%
13.1%
15.1%
15.9%
16.2%
17.0%
2020
2021
2022
2023
2020
2021
2022
2023
GAAP
Adjusted(1)

- Expanded margins despite higher input costs, supply chain disruptions and the exit of our business in Russia
- Aggressively managing costs and accelerating lean actions; executing on Integration 2.0
- Average cash conversion[1] of 93% during 2020 to 2023

SOLID OUTLOOK SUPPORTED BY RESILIENT AND MORE PREDICTABLE EARNINGS

(1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

8

 2  WHY WABTEC

WABTEC

WABTEC IS WELL-POSITIONED TO LEAD THE INDUSTRY AND DELIVER SHAREHOLDER VALUE

WHERE WE HAVE BEEN

WHERE WE ARE GOING

2019-2021
Lay the foundation

2022-2023
Lead the recovery

2024+
Deliver the future of sustainable rail

WHERE WE ARE

10

WABTEC

VALUE CREATION FRAMEWORK FOR DELIVERING THE FUTURE OF RAIL

Extending our position as
a leader in rail technology
around the world

DRIVERS OF PORTFOLIO OPTIMIZATION AND GROWTH

1 **Accelerate innovation of scalable technologies**
Build high-margin, innovative and scalable products to increase customer productivity, automation, utilization, and capacity

2 **Grow and refresh expansive global installed base**
Increase share across asset lifecycle (Locos/Mining, Freight Cars & Transit)

3 **Lead decarbonization of rail**
Drive the industry in innovative, low-carbon technologies and transformative solutions

4 **Expand high-margin recurring revenue streams**
Increase revenues and expand margins while reducing exposure to economic cycles

5 **Drive continuous operational improvement**
Accelerate Lean; drive cost competitiveness; deploy capital efficiently; build a stronger, better Wabtec

11

 W A B TE C  ENHANCE EXISTING PRODUCTS  INVENT, TEST AND SCALE FUTURE  TECHNOLOGIES  11  ~6-7%  target annual organic investment in technology as % of sales  ACCELERATE I NNOVATI ON OF S CALABLE TECH NOLOGI ES   #1

WABTEC

#2 GROW AND REFRESH EXPANSIVE GLOBAL INSTALLED BASE

LOCOMOTIVE MARKET

	IB	Age (years)	WAB%	2024-2026
NORTH AMERICA	30K	22	53%	↗
APAC	20K	20	14%	↑
CIS/EU	26K	25	8%	↑
LATAM	3K	22	61%	↗
SUB-SAHARAN AFRICA	5K	19	26%	↔


MODS
MAINTENANCE
COMPONENTS
DIGITAL

Customers projected to spend **1-1.5X** the original price of loco on service alone

TRANSIT

- ✓ Opportunity for pantograph pull through on FLXdrive
- ✓ High-margin friction products

DIGITAL INTELLIGENCE

- ✓ Pull-through content of up to $250K per new loco
- ✓ Recurring software services

FREIGHT SERVICES

- ✓ 120+ service events over asset life
- ✓ >1,000 Mod units in operation
- ✓ Strong position with Class I customers

FREIGHT CAR COMPONENTS

- ✓ Average $6K+ on freight car
- ✓ Opportunity to pull through new deliveries, manufacturing & aftermarket sales

13

WABTEC

#3 LEAD DECARBONIZATION OF RAIL

GROWING DEMAND

2x

Global demand for transport growing fast… **freight and passenger activity projected to grow more than double by 2050**

Source: *ITF Transport Outlook 2023, SCI*

TODAY

CARBON REDUCTION

75% reduction in carbon emissions per ton-mile than trucking

SAFER

22x fewer deaths and injuries per year than trucking

MORE EFFICIENT

3-4x more fuel efficient than trucking

ENVIRONMENTAL IMPACT

~300M TONS

Enable Annual CO_2 Reduction Globally

Decarbonization drives strong customer returns

FLXdrive	
Price	2-3x vs. T4
ROI	Double-digit returns*

Sources: AAR sustainability Fact Sheet, Wabtec internal data
* Depending on route configuration

14

 W A B TE C  EXPAND H I GH - M ARGI N RECU RRI NG REVENU E S TREAM S  #4  6 2 % OF C OM P A N Y P R OF IT IN   2 0 2 3 D RI V E N  B Y RE C U RRI N G RE V E N U E S  Driven by expansive installed base of locomotives and significant content on transit / freight cars  Includes service businesses, replacement parts, software licenses, digital services and consumables  46%  54%  Recurring Revenues  14  2023 FY results

WABTEC

#5 DRIVE CONTINUOUS OPERATIONAL IMPROVEMENT

ACCELERATE LEAN

Deliver best-in-class manufacturing cost productivity and material cost deflation

>90% on-time delivery

Engineering productivity focus; yr/yr cost improvement

- >20% flexible workforce capacity

Achieve over-the-cycle working capital cycle improvement

DRIVE COST COMPETITIVENESS

~135 manufacturing sites... drive best cost footprint

>25% sites in best-cost countries

>35% of engineers in best-cost countries

"Should cost" analysis & competitive product benchmarking

CAPITAL EFFICIENCY METRICS

Continual Focus on Fixed Asset Productivity


5.3
5.9
6.5
2021
2022
2023

Total net sales/property, plant, and equipment, net

Improve ROIC (1)


4.6%
5.2%
6.4%
2021
2022
2023

Operating Cash Conversion(1) in Line With Long-Term Targets


102%
93%
89%
2021
2022
2023

(1) Represents a non-GAAP financial measure. See Appendix for details and reconciliation

16

 W A B TE C  W ABTEC OPERATI NG M ODEL … OPERATI ONAL EXCELLENCE  E  CULTURE  Of shared values and mindset of problem solving and continuous improvement  CADENCE  Operating reviews monitoring pulse.... Site and division level  STRATEGY DEVELOPMENT  CORE OF COMMON KPI  WABTEC MANAGEMENT SYSTEM  C OPEORMAETIONAL  17  AREXECHELLEENRCE  Safety & Sustainability  Customer Commitments  Quality & Reliability  Cost Optimization

 W A B TE C  W E’RE COM M I TTED TO CREATI NG A M ORE S U S TAI NABLE FU TU RE  SUSTAINABILITY PRINCIPLES  Innovating with Purpose  We are committed to developing responsible and sustainable products that minimize the impact on the planet  17  SUSTAINABILITY PRINCIPLES  Driving Responsible Operations  We are committed to providing safe work environments and products that enable productive and efficient use of resources  SUSTAINABILITY PRINCIPLES  Empowering People and Communities  We are committed to driving a diverse and inclusive culture and investing in the communities where our teams live and work

 3  GLOBAL RAIL  FUNDAMENTALS ARE ATTRACTIVE

 W A B TE C  M ARKET FOR RAI L CONTI NU ES TO EXPAND  K E Y T R E N D S IN FL UE N C IN G G R O W T H  Increased focus on environmental sustainability and decarbonization  20  Improved rail infrastructure … enabling economic growth in developing regions. In NA, increased government funding and Class I CAPEX  Digitization and automation driving improvements in productivity and efficiency  Continued urbanization and globalization driving greater overall demand for freight and passenger transportation  RAIL FREIGHT & PASSENGER TRAFFIC EXPECTED TO DOUBLE BY 2050 … LED BY INCREASED INFRASTRUCTURE INVESTMENT & FOCUS ON SUSTAINABILITY  Intercity Passenger  ‘22-’30: 5.0% CAGR  ‘30-’50: 2.7% CAGR  Freight  ‘22-’30: 2.5% CAGR  ‘30-’50: 3.7% CAGR  G L O BA L R A IL FO R E C A ST   Consistent, positive outlook ahead for next 25+ years.  Urban Passenger  ‘22-’30: 3.8% CAGR  ‘30-’50: 2.5% CAGR  Source: ITF Transport Outlook 2023, SCI  1.0  1.5  2.0  2.5  3.0  3.5  4.0  2007 10 15 20 25 30 35 40 45 50  Index to 2007

WABTEC

RAILROADS WELL-POSITIONED TO EXPAND SHARE VS. TRUCK

RAIL VS. ROAD OUTLOOK

U.S., Freight Analysis Framework


Rail
Flexible
Key Rail battleground
Truck
2050
20%
53%
27%
6.2
Ton-mile (trillions)
2030
21%
53%
26%
4.5
2023
23%
52%
25%
4.1
2018
25%
50%
25%
4.1

Flexible share represents ~77M carloads, ~$180B revenue by 2050

Source: Bureau of Transportation Statistics Freight Analysis Framework

CUSTOMER INITIATIVES TO GAIN SHARE

Sustain existing share and focus on customer needs to capture flexible freight commodities

Create a **diversified supply chain and railcar visibility** to help shippers handle variability in demand

Collaborate with the government on key policies focused on decarbonization and automation

Invest in **cleaner energy, and digitalization** to improve transport efficiency and **reduce shipper emissions**

Accelerate the **adoption of automation technologies to unlock latent capacity, efficiency and cost gains**

PRODUCTIVITY, EFFICIENCY, & SUSTAINABILITY TO CAPTURE "FLEXIBLE SHARE"

21

 4  LEADING THE  DECARBONIZATION OF RAIL

WABTEC

CUSTOMER SCIENCE-BASED TARGETS FOR CO_2 REDUCTION


CLASS I CUSTOMERS
0%
10%
20%
30%
40%
50%
% CO2 REDUCTION TARGET
2023 Achievement
Remaining to Target

Source: Company Reports

TECHNOLOGY BENEFIT FOR CUSTOMERS

	TECHNOLOGY	CO2 BENEFIT	COST BENEFIT
UPGRADE	Trip Optimizer	+	+++
UPGRADE	Engine Advantage	+	+++
OPERATIONAL	Biodiesel 20%	+	+
OPERATIONAL	Renewable Diesel	++	-
NEW ASSET	FLXdrive Consist	++	++
NEW ASSET	Hydrogen	+++	-/+

23

WABTEC

TECHNICAL SOLUTIONS

IMPACT

UP TO ~30%
reduction in emissions and fuel utilization

- 22% efficiencies today … 18% EPA certified

PRODUCTS

INTEGRATED FUEL OPTIMIZATION

Movement Planner system
Locotrol distributed power
Trip Optimizer Platform


UP TO
30%
TOTAL SAVINGS*

CAPABILITY EVOLUTION

3% → 4%

FUEL SAVINGS ACROSS THE ENTERPRISE NETWORK

MOVEMENT PLANNER
DISPATCH SYSTEM
Optimizes the use of slack time to reduce overall fuel consumption

4% → 6%

FUEL SAVINGS ON DISTRIBUTED POWER TRAINS

LOCOTROL
DISTRIBUTED POWER SYSTEM
Optimizes the distribution of power to reduce total horsepower required

15% → 22%

FUEL SAVINGS PER LOCOMOTIVE

TRIP OPTIMIZER
ENERGY MANAGEMENT SYSTEM
Plans the most fuel efficient way to arrive on time

* Non-EPA certified reductions reflect current estimates

24

WABTEC

ALTERNATIVE PROPULSION DEVELOPMENT PROGRESS


3000
Wabtec

FLXDRIVE 2.0 VS 1.0

Energy Density	+++
Battery Life Cycle Cost	+++
Fuel & CO_2 Reduction	+++

PATH TO A NEXT-GEN RAIL NETWORK

H_2 FOR FREIGHT

- Longer range option for low/zero emissions
- Fuel generation cost ↓ through public & private investment
- Complementary to FLX technology… hybrid unit + hybrid consist

TECHNOLOGY OPTIONS


HYDROTEC
HYDROTEC

H_2 Fuel Cells



H_2 ICE Dual Fuel

25

WABTEC

LOCOMOTIVE TECHNOLOGY ROAD MAP FOR SUSTAINABILITY

		2016	2023	2026	2030+	POTENTIAL CO_2 REDUCTION
DIESEL ENGINE	TIER 4	Launch			T4 High Efficiency	8%
	MODERNIZATIONS	FDL Advantage		EVO Advantage		8%
	BIOFUELS		Advancing the adoption of biofuel			>60%
BATTERY (MAINLINE HYBRID CONSIST)			Demo	FLX drive 2.0	FLX drive 3.0	30%
BATTERY (SWITCHER & LOCAL)			Demo	FLXswitch		100%
HYDROGEN				Demo Switcher & Local	HHP/tender Main line locomotive Fuel cell/engine	100%

DIGITAL Our technologies, such as Trip Optimizer™ and LOCOTROL® enhance the rail industry's sustainable journey **30%**

26

 5  DIVERSE PORTFOLIO WITH UNIQUE STRATEGIES TO DRIVE GROWTH

WABTEC

EQUIPMENT - PRIMARY GROWTH DRIVER



1 INTERNATIONAL DIESEL ELECTRIC GROWTH
- Commodities and global trade
- Leverage local partnerships

2 NORTH AMERICA FLEET UPGRADE
- Intermodal growth
- Aging fleet
- Higher haulage and efficiency needs

3 EXPAND FLXDRIVE WINS - CAPITALIZE ON GHG GOALS
- Product design fit for application, energy & power needs
- Investor oversight to progress on decarbonization
- Successful deployment of FLXdrive launch orders

4 CAPTURE GROWTH IN NEW SEGMENTS
- Leverage FLX technology for shunting applications
- Zero emissions opens door to Europe
- Government & local funding

5 SURFACE MINING TRUCK ELECTRIFICATION & FLEET RENEWAL... VOLUME UP
- Trolley assist & power agnostic propulsion
- Sustained copper & iron ore production growth

28

WABTEC

EQUIPMENT - INCREASING VISIBILITY INTO 2024 AND BEYOND

WABTEC NORTH AMERICA LOCOMOTIVES NEW & MODERNIZATIONS DELIVERIES


>500 units per year
<350 units per year
2008
2017
2024 - 2026

NORTH AMERICA LONG-TERM LOCOMOTIVE FLEET RENEWAL

Current active main-line locomotive fleet size	~15K
Expected life of locomotive	~25 years
Expected industry average annual replacement rate	~600 locos

29

 W A B TE C  S POTLI GH T ON I NTERNATI ONAL M ARKETS  RESILIENT GROWTH IN THE INTERNATIONAL INSTALLED BASE  2017 2018 2019 2020 2021 2022 2023  *Excludes Canada & Mexico  2024 -  2026  LEVERAGING WABTEC PORTFOLIO AND LOCAL PARTNERSHIPS TO DRIVE PROFITABLE GROWTH IN 2024 AND BEYOND  A U ST R A L I A  Mining growth Decarbonization focus  SOU T H A M E R I CA   New concessions Agriculture + mining growth  CI S  Gateway Asia  Europe Fleet renewal & efficiency  I N D I A & A F R I CA   Economic growth + mining Transit urbanization  K EY M A RK ET S & G RO W T H D RI VERS   31

WABTEC

EQUIPMENT - NORTH AMERICA FLEET RENEWAL OPPORTUNITY

FLEET PROFILE

22 YRS
AVERAGE AGE

6K UNITS
>20YRS


FLEET BY EMISSION
T1
T2
T3
T4
FLEET BY TRACTION
DC
AC

CUSTOMER OUTCOMES

1 PRODUCTIVITY
AC traction
Reliability

2 FUEL EFFICIENCY
Engine improvements
Digital solutions

3 SUSTAINABILITY
Alternative fuel
New technology

CONTINUE TO INVEST/GROW THE CORE DIESEL ELECTRIC

STRATEGY IN ACTION

Enable & support alternative fuels

Continue to invest in fuel improvement technologies

Hybrid battery upgrade for additional fuel & GHG reduction

Enabling locomotive automation with Modular control architecture

Navigate regulation & pursue subsidies

31

 W A B TE C  S ERVI CES - PRI M ARY GROW TH DRI VERS  GLOBAL REMANUFACTURING  20+ global remanufacturing locations for critical components including engines & traction motors  31  PERFORMANCE UPGRADES  Leveraging technology to deliver on fuel & emissions efficiency and reliability  MODERNIZATIONS  Fleet transformation (haulage, reliability, fuel & emissions) through modernizations to help customers achieve operational outcomes  MAINTENANCE TECHNOLOGIES  Asset management, material management, remote monitoring and technical advisory capabilities  MAINTENANCE OF WAY  Diverse portfolio of maintenance equipment and material movers to support the rail industry  INTERNATIONAL EXPANSION  Accelerating portfolio footprint and product penetration specifically across APAC & CIS regions

WABTEC

SERVICES - MODERNIZATIONS

Maximize asset value and fleet performance by transforming 20+ year old locomotives to extend life and step-change their performance

Solutions jointly defined with each customer based on modular technology building blocks

Enabling structural changes in railroad dispatch strategies


7342




4006


102



CUSTOMER OUTCOMES*

~50% more tractive effort

~25% less fuel & emissions

~40% more reliability

WABTEC IMPACT

Developed and scaled Mods business

Turning underutilized assets into preferred fleet

Significant content pull-through

Customer partner of choice

Install Wabtec T4 engine on competitor's switcher

LOOKING AHEAD

15,000+ available market | <10% penetration

Alternative fuels

Alternative energy: battery, hydrogen internal combustion engine, fuel cell

* Source: Internal Wabtec data and based on customer product configuration

33

 W A B TE C  COM PONENTS –  PRI M ARY GROW TH DRI VERS  DRIVE INNOVATION INTO NEW PRODUCTS & SOLUTIONS  Sensing/digitalization to improve product performance Health monitoring to reduce maintenance cycles Apply advanced material technology to engine cooling  STRENGTHEN OUR CORE IN NORTH AMERICA  Package freight car product offerings with car builders Leverage full Wabtec portfolio in aftermarket Consolidate industrial go-to-market approach  INTERNATIONAL EXPANSION USING ONE WABTEC NETWORK  Freight and loco opportunities in LATAM, APAC, India, and EMEA Industrial expansion and global partnerships to support ESG  Scaling and developing new products for wind, grid solutions, carbon reduction, and energy storage  CONTINUOUS OPERATIONAL IMPROVEMENT  Leverage best-cost country sources  Rationalize and simplify structure to drive profitability Footprint consolidation to drive out duplication  34

WABTEC

COMPONENTS – WELL-POSITIONED TO CAPITALIZE ON NORTH AMERICAN CAR BUILD VOLUME

NORTH AMERICAN CAR BUILD VOLUME


58K
33K
30K
41K
45K
57K HISTORICAL
10-YEAR AVERAGE
2019
2020
2021
2022
2023



Increasing railcar build over time
+
Strong share position
+
Operating leverage

REVENUE GROWTH AND MARGIN ACCRETION

35

 W A B TE C  DI GI TAL I NTELLI GENCE - PRI M ARY GROW TH DRI VERS  NEXT-GEN NETWORK SOLUTIONS  Precision Dispatch 2.0, migrate to Cloud Pacing, Yard Planner system &  Service Design  INTERNATIONAL MARKETS  Expand digital capabilities across Latin America, Europe, and Asia Pacific  EVOLVE LOCOTROL PLATFORM  Locotrol Expanded Architecture (LXA); Road Remote Control Locomotive (RoadRCL) system; Autonomous Drone Trains  EXPAND TRIP OPTIMIZER SUITE  Zero-to-Zero & Smart Horse Power/Ton (SHPT); FLXDrive, Alt fuels  EVOLUTION OF I-ETMS  PTC 2.0, precision reference, moving block; NAM upgrades & international expansion  KEY ADJACENCIES  Expand reach in digital mining; logistics, KinetiX, asset management & analytics  34

WABTEC

DIGITAL INTELLIGENCE - NEW TECHNOLOGY WILL UNLOCK THE NEXT GENERATION OF EFFICIENCY FOR CUSTOMERS

Technology Foundation

PTC
Energy Management (EM)
Distributed Power
Optimized Dispatch

Enhanced Fuel Savings

PTC + EM integration
Zero-to-Zero
SmartHPT
Pacing

Path To Crew Efficiencies

Advanced Dispatch
Remote Control
Drone Train
Vital Standalone PTC
Yard Optimization
5G Communication

Full Optimization

Full Situational Awareness
High Availability Systems
Prognostic Health Monitoring

Collective potential:

25% REDUCTION IN TRAIN DELAYS

50% POTENTIAL PRODUCTIVITY SAVINGS

75% REDUCTION IN ACCIDENTS DUE TO HUMAN ERRORS

30% FUEL EFFICIENCY IMPROVEMENT

37

WABTEC

TRANSIT - PRIMARY GROWTH DRIVERS

1. **GOVERNMENT FUNDING … FUELING TRANSIT TRANSPORT**
   Investment in rail technologies to decarbonize transport and reduce congestion

2. **INNOVATION AND SCALABLE TECHNOLOGIES**
   Enhancing train performance; maintenance optimization through digitization for transit operators

3. **SHIFT TO GREEN … SUSTAINABILITY AND ESG**
   Suite of energy management, pollution/CO2 reduction, charging, and electrification solutions

4. **SERVICES**
   Leveraging a significant install base and wide geographic footprint to help transit operators gain efficiencies, reliability, and productivity



38

WABTEC

TRANSIT - GOVERNMENT FUNDING, DECARBONIZING PASSENGER TRANSPORT

TAILWIND TO TRANSIT SYSTEMS PORTFOLIO

U.S.
$109B in 2022-2027
for passenger

EUROPEAN UNION
$63B in 2021-2026
for rail

GERMANY
$95B in 2020-2030
for rail

INDIA
$330B in 2021-2051
for passenger


PASSENGER RAIL
(28 CO2/P KM)
ROAD
(102 CO2/P KM)
AIR
(244 CO2/P KM)
Grams of CO2 PKM

UNIQUELY POSITIONED TO CAPTURE GROWTH ACROSS VAST PORTFOLIO AND GEOGRAPHICAL REACH

39

 6  DISCIPLINED VALUE CREATION

WABTEC

PATH TO THE FUTURE… MAXIMIZE SHAREHOLDER VALUE

	DRIVERS
INVEST IN THE BUSINESS Driving long-term profitable growth	Deploy proven strategies / accelerate growth drivers Execute on increasing backlog Mix headwinds driven by fleet renewal Invest in innovative technologies that drive profitable growth Best-in-class productivity & integration
INVEST IN THE FUTURE Through M&A with strategic fit & accretive returns	M&A as core competency Strategic markets… bolt-ons, adjacencies Attractive assets / end markets that drive growth Valuations that are accretive to earnings and ROIC
RETURN VALUE TO SHAREHOLDERS Through disciplined capital allocation	Capital allocation priorities Increasing asset productivity Improving ROIC Robust cash generation and cash flow

41

 W A B TE C  42  EXPANDI NG 12 - M ONTH BACKLOG W H I LE CONVERTI NG NEAR- TE RM O RDE RS   12 - M ON TH A N D M U L TI - YE AR B AC K LO G P R O V ID E S ST A BIL IT Y A N D V ISIBIL IT Y  $6.3  $6.8  $0.  $7.5  $22.2  $22.4  0.0  $22.0  0  5  10  15  20  25  30  35  2021  2022  2023  $ 0  12-month backlog  Multi-year backlog  2021 - 2 0C2ha3rtBTAit CK L O G ( $B )  12-month  backlog  +7.8%  ’22 vs ‘21  12-month  backlog  +10.3%  ’23 vs ‘22  2023 B A C K L OG DYN A M IC S  Strong order intake across both Freight and Transit segments  73% of 2024 midpoint revenue guidance(1) covered in backlog  (1) 2024 financial guidance provided on February 14, 2024

WABTEC

MIX DYNAMICS CHANGING AS INDUSTRY RENEWS AGING LOCOMOTIVE FLEET

PRODUCT MIX

MARGIN ACCRETION

Margin Drivers
Digital Intelligence
Services
Components
Equipment
Transit

5-YEAR GROWTH EXPECTATIONS[1]

	Sensitivity to the cycle
Equipment	High
Digital Intelligence	Medium
Services	Low
Transit	Low
Components	High

(1) Long-term guidance as of March 9, 2022

EQUIPMENT + DIGITAL TO GROW FASTER THAN AVERAGE ACROSS WABTEC PORTFOLIO

43

WABTEC

ATTRACTIVE LONG-TERM FINANCIAL PROFILE

5-YEAR OUTLOOK (1)

MSD CORE ORGANIC GROWTH CAGR

+

250 – 300 BPS MARGIN EXPANSION

+

DISCIPLINED CAPITAL DEPLOYMENT

=

DOUBLE-DIGIT EPS GROWTH WITH STRONG OPERATING CASH FLOW CONVERSION (90%+)

1. Resiliency tested and validated … proven track record of delivering growth
2. Attractive end markets … building momentum, renewal of locomotive fleets, strong and growing backlog
3. Leading market position and innovative, customer-focused solutions across major rail and industrial segments
4. Exceptional quality and reliability delivering leading market shares
5. Disciplined capital deployment generating strong returns

(1) Long-term guidance as of March 9, 2022 (on an adjusted earnings basis)

44

WABTEC

FUTURE REVENUE GROWTH TARGET

ANNUAL REVENUE GROWTH EXPECTATIONS 2022 - 2026:

MID-SINGLE DIGITS[1]

+2.0-3.0%

UNDERLYING RAIL INDUSTRY GROWTH TRENDS
- Freight carloads
- Railcar build
- Passenger ridership
- Economic strength (GDP)

×

1.0-2.0%

LONG-TERM LOCO FLEET RENEWAL
- Mods
- Tier 4
- Alternative fuels
- Battery electric

×

1.0%

ACCELERATED GROWTH
- Share gains in portfolio
- International expansion
- Technology-driven growth
- Digital revenue growth 2-3X industry

(1) Long-term guidance as of March 9, 2022

45

WABTEC

SALES GROWTH[1] EXPECTED TO DRIVE INCREMENTAL MARGINS OF 25-30% BASED ON WABTEC'S FIXED-COST STRUCTURE

COST OF GOODS SOLD


Fixed Costs
15-20%
Variable Costs
80-85%

82% OF TOTAL COSTS

15-20%
FIXED MANUFACTURING

80-85%
FIXED SG&A

25-30%
INCREMENTAL MARGIN

SG&A


Variable Costs
15-20%
Fixed Costs
80-85%

18% OF TOTAL COSTS

(1) Long-term guidance as of March 9, 2022

46

 W A B TE C  REVENUE GROWTH  MSD annual growth CAGR Opportunistic pricing International expansion  GROW I NG S ALES AND AGGRES S I VE COS T M ANAGEM ENT EXPECTED TO EXPAND ADJU S TED M ARGI NS  5 - Y E A R A D J U S T E D M A R G I N  IM PR OV E M E N T 2022 – 2026:   250 – 300 BPS(1)  CAPITAL & TECHNOLOGY INVESTMENT  Strong IRR capital projects Technology to expand margins  45  (1) Long-term guidance as of March 9, 2022  COST IMPROVEMENT  Continuous improvement, lean Integration 2.0 savings of $75-$90M Manufacturing fixed cost absorption

WABTEC

INVESTING IN THE CORE BUSINESS

CAPITAL

Funding business model with capex of ~2% of revenue

Minimizing working capital investment

TECHNOLOGY

Continue to invest in engineering & technology at ~6-7% of sales

Invest-in-the-future technology breakthroughs

Product innovation

Engineering as a competitive advantage

DRIVING STRONG RETURNS ON CAPITAL AND TECHNOLOGY INVESTMENTS

» **HIGH RETURNS ON CAPITAL DEPLOYMENT**

» **LONG-TERM PROFITABLE GROWTH**

48

 W A B TE C  I NVES T I N TH E FU TU RE TH ROU GH S TRATEGI C M & A  Bolt-ons/adjacencies focused on:  Highly engineered products  Rail & industrial services  Digital technologies & solutions  Secular growth profile/sustainable end-markets Geographic reach  High aftermarket & recurring revenue streams Complimentary customer base & technologies  Accretive earnings within 2 years  ROIC enhancing (ROIC > WACC)  Above-average synergies (% of revenue)  Similar capital intensity / working capital requirements to core business  Complements Wabtec’s strategic plan  Revenue growth and/or margin enhancement Highly competitive market position  Product leadership  Technology & engineering leadership  Leading market shares  Operating cash conversion strength and/or opportunities  S TR A TE G I C M A R K E TS   C OM PE L L I N G V A L U A TI ON S  A TTR A C TI V E A S S E TS   F OC U S E D ON A C QU IS IT ION S T H A T A R E A S T R A T E G IC F IT A N D D R I VE A T T R A C T I VE R ET U R N S  48

WABTEC

CAPITAL ALLOCATION PRIORITIES

PRIORITIES	OBJECTIVES	ACTIONS
Maintain strong balance sheet to manage through economic cycles & world crises	Net leverage [1] ratio of 2.0 to 2.5x. Maintain investment-grade ratings	Net leverage ratio of 1.9x [1] at end of 4Q23
Appropriately invest in the business for revenue & profit growth	CAPEX ~2% of sales Working capital ~20% of sales Tech spend ~6-7% of sales	Execute 2024-2026 plan
Increase dividends	Target dividend payout ratio of 10-15% of adjusted net income Grow dividends in-line with earnings over time	Increased Q1 '24 dividend to $0.20/share… $0.80 annually
Supplement organic growth with M&A	Optimize portfolio through bolt-ons and adjacencies, as well as improving/exiting non-strategic, low margin product lines	Execute accretive M&A… manage pipeline of opportunities; purchased L&M and 50% of LKZ joint venture in 2023
Return excess FCF after dividends and M&A through share repurchases	Offset incentive plan dilution and supplement EPS growth	Reauthorized $1B share repurchase program in Q1 '24

(1) Net leverage ratio is defined as net debt divided by trailing 12-month adjusted EBITDA. Net debt is defined as total debt minus cash, restricted cash and cash equivalents; represents a non-GAAP financial measure. See Appendix for additional details and reconciliation

50

WABTEC

IMPROVING RETURNS ON INVESTED CAPITAL

DRIVERS

- Revenue growth
- Margin expansion
- Cash efficiencies
- Working capital improvement
- Capital utilization
- Accretive M&A
- Return of cash to shareholders through dividends and share repurchases

RETURN ON INVESTED CAPITAL(1)


4.6%
5.2%
6.4%
2021
2022
2023

OBJECTIVE: INCREASE ROIC TO DOUBLE-DIGIT RETURNS

(1) Represents a non-GAAP financial measure. See Appendix for details and reconciliation

51

 W A B TE C  CO NTI NU E D DI S CI PLI NE D CA PI TA L DE PLO Y M E NT  A C C RET I VE EA RN I N G S → S T RO N G C A S H FLO W C O N VERS I O N → REI N VES T & RE T UR N  C A PI TA L D E PL OY M E N T PR I OR I TI E S  Maintain Strong Balance Sheet  Maintain investment-grade rating  Invest In Sustainable Growth  R&D and CapEx  Increase Dividends  $0.03 quarterly dividend increase in Q1 ‘24  Supplement Organic Growth with M&A  Portfolio optimization; accretive investments  Repurchase Shares  Return excess cash through repurchases  DISCIPLINED CAPITAL ALLOCATION  are re urchases  51  $409M  $1.20B  Cash from Ops  $308M  Full year 2023  Acquisitions  Dividends  Debt /Other financing  Capex  $123M  $96M  $186M  Change in cash  $79M  Share repurchases

 W A B TE C  KEY I NVES TM ENT H I GH LI GH TS  Growth strategy driving strong cash flow and margin expansion  Innovative, sustainable technologies expanding Wabtec’s market size  Strong long-term business fundamentals driving long-term value creation for shareholders  Portfolio positioned to drive long-term profitable growth  1  2  3  4  51

 7  WABTEC’S BUSINESS SEGMENTS IN DETAIL

WABTEC DIVERSIFIED GLOBAL BASE TO DRIVE GROWTH

EQUIPMENT

REVENUE BY END MARKET


43%
57%
Locomotive
Mining, Marine, Drilling, Other

REVENUE BY GEOGRAPHY


37%
36%
27%
Americas
EMEA
APAC

$1.8B
2023 REVENUE

AFTERMARKET REVENUE


18%
82%
OE
Aftermarket

RECURRING REVENUE


15%
85%
Non-Recurring
Recurring

KEY CUSTOMERS

rumo
Union Pacific
CP
MRS
BNSF
CN
Indian Railways
Kansas City Southern Lines
Egyptian Railways
CSX
pacificnational
Norfolk Southern
KOMATSU
ҚАЗАҚСТАН ТЕМІР ЖОЛЫ

55

WABTEC DIVERSIFIED PORTFOLIO BRINGS NEW GROWTH

COMPONENTS

REVENUE BY END MARKET


43%
57%
Freight / Other
Industrial

REVENUE BY GEOGRAPHY


10%
15%
75%
Americas
EMEA
APAC

$1.2B
2023 REVENUE

AFTERMARKET REVENUE


56%
44%
OE
Aftermarket

RECURRING REVENUE


31%
69%
Non-Recurring
Recurring

KEY CUSTOMERS

- The Greenbrier Companies
- TTX
- CP
- TrinityRail
- BNSF
- CN
- Wärtsilä
- National Steel Car
- FreightCar America
- Kohler
- Cummins
- Norfolk Southern
- UTLX The Tank Car People
- New York City Transit
- Midrex

56

WABTEC

SERVICES

REVENUE BY END MARKET


7%
19%
74%
Freight Maintenance
Modernizations
Maintenance of Way

REVENUE BY GEOGRAPHY


4%
8%
6%
82%
Americas
EMEA
APAC
LATAM

$2.8B
2022 REVENUE

AFTERMARKET REVENUE


23%
77%
OE
Aftermarket

RECURRING REVENUE


32%
68%
Non-Recurring
Recurring

KEY CUSTOMERS

BNSF
CP
CN
Kansas City Southern Lines
CSX
rumo
Norfolk Southern
Union Pacific
Transnet
Egyptian Railways
RioTinto
VALE

57

WABTEC WELL-POSITIONED FOR GROWTH

DIGITAL INTELLIGENCE

$0.8B
2023 REVENUE

REVENUE BY GEOGRAPHY


4%
8%
15%
73%
North America
ANZ
LATAM
Rest of World

REVENUE BY END MARKET


20%
42%
38%
Train Automation
Offboard, Back Office
Adjacencies

RECURRING REVENUE


28%
72%
Non-Recurring
Recurring

KEY CUSTOMERS

BNSF, CP, CN, Kansas City Southern Lines, CSX, BHP, Norfolk Southern, rumo, Metra, Union Pacific, Caltrain, LA The Port of Los Angeles, MRS

58

WABTEC SAFETY, EFFICIENCY & PASSENGER COMFORT

TRANSIT

REVENUE BY END MARKET


26%
32%
42%
Energy, Comfort & Access
Transit Services
Brakes & Safety

REVENUE BY GEOGRAPHY


20%
22%
58%
Americas
EMEA
APAC

$2.7B
2023 REVENUE

AFTERMARKET REVENUE


45%
55%
OE
Aftermarket

RECURRING REVENUE


50%
50%
Non-Recurring
Recurring

KEY CUSTOMERS

SNCF
TRENITALIA
GRUPPO FERROVIE DELLO STATO ITALIANE
ALSTOM
SIEMENS
CAF
Keolis
NEW YORK CITY TRANSIT
HITACHI
HYUNDAI Rotem
INDIAN RAILWAYS
RATP

59

APPENDIX

 W A B TE C  CA S H  CONVERS I ON   RECONCI LI ATI ON   Set forth below is the calculation of the non-GAAP performance measures included in this presentation. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.  Wabtec Corporation  Reported Cash from Operations  $784  ÷  (Net Income  $412  +  Depreciation & Amortization)  $473  = Cash Conversion  89%  2020 Cash Conversion Calculation  (in millions)  Consolidated Results  Wabtec Corporation  Reported Cash from Operations  $1,073  ÷  (Net Income  $565  +  Depreciation & Amortization)  $491  = Cash Conversion  102%  2021 Cash Conversion Calculation  (in millions)  Consolidated Results  Wabtec Corporation  Reported Cash from Operations  $1,038  ÷  (Net Income  $641  +  Depreciation & Amortization)  $479  = Cash Conversion  93%  2022 Cash Conversion Calculation  (in millions)  Consolidated Results  Wabtec Corporation  Reported Cash from Operations  $1,201  ÷  (Net Income  $825  +  Depreciation & Amortization)  $531  = Cash Conversion  89%  2023 Cash Conversion Calculation  (in millions)  Consolidated Results  61

 W A B TE C  OPERATI NG M ARGI N RECONCI LI ATI ON   62  In millions  Reported Income from Operations  $ 745  $ 876  $ 1,011  $ 1,266  Reported Margin  9.9%  11.2%  12.1%  13.1%  Restructuring and Porfolio Optimization costs  116  78  52  79  Non-cash Amortization expense  282  287  291  298  Adjusted Income from Operations  $ 1,143  $ 1,241  $ 1,354  $ 1,643  Adjusted Margin  15.1%  15.9%  16.2%  17.0%  WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS (UNAUDITED)   Twelve Months Ended December 31, 2020 2021 2022 2023

 W A B TE C  RETU RN ON I NVES TED CAPI TAL RECONCI LI ATI ON   Set forth below is the calculation of the non-GAAP performance measures included in this presentation. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.  62

 W A B TE C  NET LEVERAGE RATI O  62  Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.  Wabtec Corporation  2023 Leverage Reconciliation  ($ in millions)  Total Debt  $4,069  Net Debt  ÷  Adjusted EBITDA  =  Net Leverage  Less: Cash, cash equivalents and restricted cash   $620  $3,449  $1,842  1.9x  Net Debt  $3,449  Income from Operations  $1,266  Other Income (expense)  $44  Depreciation & Amortization   $526  EBITDA  $1,836  Restructuring Costs   $6  Adjusted EBITDA  $1,842